              FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is entered into to be effective as of November 10, 1999, by and among F.Y.I. Incorporated, a Delaware corporation ("F.Y.I."), the Lenders (as such term is defined in the Credit Agreement, as hereinafter defined) which are parties hereto, Paribas, a bank organized under the laws of France acting through its Chicago Branch, as agent for itself and the other Lenders (the "AGENT"), and Bank of America, N.A., successor by merger to NationsBank, N.A. and Bank One, Texas, N.A., as co-agents for themselves and the other Lenders (the "CO-AGENTS").

                                       RECITALS

     A. F.Y.I., the Agent, the Co-Agents and certain of the Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 17, 1998 (as amended by a First Amendment thereto dated as of August 3, 1998, a Second Amendment thereto dated as of April 13, 1999, and a Third Amendment thereto dated August 13, 1999, the "CREDIT AGREEMENT"), pursuant to which, among other things, the Lenders agreed to make certain loans available to F.Y.I. upon the terms and conditions set forth therein;

     B. F.Y.I. has informed the Agent that one of F.Y.I.'s Subsidiaries, Computer Central Corporation, has dissolved and that all of its assets have been distributed to its sole shareholder, which is Borrower (such transaction, the "Dissolution").

     C. In accordance with the Credit Agreement, F.Y.I. and the other Loan Parties have requested that the Lenders consent to F.Y.I.'s departure from the following provisions of the Credit Agreement (collectively, the "APPLICABLE COVENANTS") to permit the Dissolution.

          1. Section 8.2, which restricts F.Y.I.'s ability to dissolve any of its Subsidiaries;

          b. Section 9.3, which also restricts F.Y.I.'s ability to dissolve any of its Subsidiaries; and

          3. Section 9.4, which restricts F.Y.I.'s Subsidiaries' ability to make distributions on account of shares of their Capital Stock.

     D. F.Y.I., the Agent, the Co-Agents and the Lenders also desire to amend the Credit Agreement to increase the aggregate principal amount of the Commitments, to add SunTrust Bank, Atlanta ("NEW LENDER") as a Lender, and in certain other respects as more fully set out herein.

                                      AGREEMENT

     NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, F.Y.I., the Lenders, the Agent and the Co-Agents hereby agree as follows:

     1. TERMS. All terms used herein which begin with an initial capital letter shall, unless otherwise expressly defined herein, have the same definitions assigned to such terms in the Credit Agreement, as modified by this Amendment.

     2.   (a)     CONSENT.  Each of the Lenders hereby consents to F.Y.I's and its Subsidiaries' non-compliance with the Applicable Covenants as specifically described above solely for the purpose of allowing the Dissolution to occur and agrees that such non-compliance with the Applicable Covenants (and only the Applicable Covenants) will not result in an Event of Default under the Credit Agreement.

     (b) LIMITATION OF CONSENT. F.Y.I. and the other Loan Parties (by their execution below) hereby agree with Agent and the Lenders that the approval contained in clause (a) above shall not be deemed (i) an approval of the departure from any Applicable Covenants with respect to any transaction other than the Dissolution or (ii) a waiver of any other covenant or condition in any Loan Document or (iii) a waiver of any Event of Default.

     3. AMENDMENT TO THE COMMITMENT. Effective as of the date hereof, the aggregate principal amount of the Commitments is increased from $125,000,000 to $150,000,000. The amount set forth opposite the name of each Lender on the signature pages hereto under the heading "Commitment" shall represent the obligation of such Lender after giving effect to this Amendment and, in the case of New Lender, as first established hereby.

     4.   DEFINITIONS.

     (a)  Effective as of the date hereof, the following definition appearing in
     SECTION 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "COMMITMENT" means, as to any Lender, the obligation of such Lender to make or continue Loans and incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages to the Fourth Amendment to this Agreement under the heading "Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to SECTION 2.13 or 11.2, and "COMMITMENTS" means such obligations of all Lenders. As of the date of the execution of the Fourth Amendment to this Agreement, the aggregate principal amount of the Commitments is $150,000,000.

               "PLAN" means any employee benefit plan as defined in
          Section 3(3) of ERISA, or any comparable plan of a Governmental Authority, established or maintained or contributed to by any Loan Party or any ERISA Affiliate, including any Pension Plan.

     (b) Effective as of the date hereof, the following additional definitions are added to SECTION 1.1 of the Credit Agreement to appear therein in its proper alphabetical order and to read in its entirety as follows:

               "DOMESTIC SUBSIDIARY" means any Subsidiary of F.Y.I. which is organized under the laws of the United States or one of the States thereof.

               "FOREIGN SUBSIDIARY" means any Subsidiary of F.Y.I. which is organized under the laws of a country or province other than the United States or a State thereof.

               "FOURTH AMENDMENT" means the Fourth Amendment to this Agreement dated as of November 10, 1999.

     5.   AMENDMENT TO SECTION 5.3.  Effective as of the date hereof, clauses
(a) and (b) in SECTION 5.3 of the Credit Agreement are hereby amended and restated to read in their respective entirety as follows:

          (a) grant or cause to be granted to the Agent for the benefit of the Agent and the Lenders, (i) if the Subsidiary is a Domestic Subsidiary, a perfected, first priority security interest in all Capital Stock or other ownership interests in or indebtedness of such Subsidiary owned by F.Y.I. or by any Subsidiary of F.Y.I. or, (ii) if the Subsidiary is a Foreign Subsidiary, a perfected, first priority security interest in sixty-six and two-thirds percent (66 2/3%) of Capital Stock or other ownership interests in or indebtedness of such Subsidiary owned by F.Y.I. or by any Subsidiary of F.Y.I. (to the extent such Capital Stock or other ownership interests or indebtedness are already not so pledged to the Agent);

          (b) cause each Domestic Subsidiary to guarantee the payment and performance of the Obligations by executing and delivering to the Agent an appropriate Guaranty, substantially in the form of the Guaranties delivered by other Subsidiaries of F.Y.I. on or about the Closing Date, and which Guaranty also provides that such Subsidiary agrees to comply with all of the covenants contained in this Agreement applicable to it; and

     6. AMENDMENT TO SECTION 5.4. Effective as of the date hereof, clause (a) of SECTION 5.4 of the Credit Agreement is hereby amended by deleting the phrase "1.75 to 1.00" wherever located therein and replacing it with the phrase "2.00 to 1.00".

     7.   AMENDMENT TO SECTION 8.11.  Effective as of the date hereof, SECTION
8.11 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          Section 8.11 ERISA; PLANS. F.Y.I. will, and will cause each of its Subsidiaries and ERISA Affiliates to, comply with all minimum funding requirements and all other material requirements of ERISA or other comparable Governmental Requirement, if applicable, so as not to give rise to any liability thereunder.

     8. AMENDMENT TO SECTION 9.1. Effective as of the date hereof, clause (e) of SECTION 9.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          (e) Intercompany Debt between or among F.Y.I. and any of its Wholly-Owned Subsidiaries incurred in the ordinary course of business, subject to the requirement that any and all of the Debt permitted pursuant to this SECTION 9.1(e) shall be unsecured, shall be evidenced by instruments satisfactory to the Agent which will be pledged to the Agent for the benefit of the Agent and the Lenders and shall be subordinated to the Obligations pursuant to a subordination agreement in form and substance satisfactory to the Agent (the foregoing being referred to as "INTERCOMPANY DEBT"); PROVIDED ALSO that the aggregate sum of (i) the outstanding principal amount of the loans, advances and other extensions of credit made to Foreign Subsidiaries by F.Y.I. and its Domestic Subsidiaries PLUS (ii) the Investments by F.Y.I. in any Foreign Subsidiary (collectively, the "FOREIGN DEBT AND INVESTMENT") shall not at any time exceed an amount equal to the product of the book value of the total assets of F.Y.I. and its Subsidiaries, on a consolidated basis in accordance with GAAP, MULTIPLIED by 5% (such product herein the "MAXIMUM FOREIGN AMOUNT").

     9.   AMENDMENT TO SECTION 9.3.  Effective as of the date hereof, clause
(ii) of SECTION 9.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     (ii) any Subsidiary of F.Y.I. that is not a Foreign Subsidiary may merge with and into F.Y.I. if F.Y.I. is the entity surviving such merger and any Subsidiary of F.Y.I. that is not a Foreign Subsidiary may merge with and into any Wholly-Owned Subsidiary of F.Y.I. that is not a Foreign Subsidiary if such Wholly-Owned Subsidiary is the entity surviving such merger and no consideration is given by the surviving entity in such merger other than Capital Stock of the surviving entity and such Capital Stock is pledged to the Agent, on behalf of the Agent and the Lenders, as security for the Obligations pursuant to Section
     9.6. The surviving entity in any such merger shall ratify the Security Documents and other obligations of the non-surviving entity under the Loan Documents.

     10. AMENDMENT TO SECTION 9.5. Effective as of the date hereof, clause (g) of SECTION 9.5 of the Credit Agreement is amended and restated to read in its entirety as follows:

          (g) (i) Investments by F.Y.I. and its Subsidiaries in its Subsidiaries existing on the Closing Date, (ii) any Investments of F.Y.I. in its Subsidiaries which represent amounts invested in such Subsidiary to enable such Subsidiary (A) to pay all or a portion of the purchase consideration for a Permitted Acquisition, (B) to make Permitted Capital Expenditures, (C) to retire any Existing Debt, or
     (D) to retire any Debt assumed in connection with a Permitted Acquisition, and (iii) Investments by F.Y.I. in Wholly-Owned Subsidiaries of F.Y.I.; PROVIDED, that the Foreign Debt and

     Investments shall not at any time exceed an amount equal to the Maximum Foreign Amount.

     11.  RELEASES.

     (a) LENDER RELEASE. Agent and each Lender hereby release and discharge each of F.Y.I.'s Foreign Subsidiaries from any and all obligations, indebtedness, liability, claims, rights, causes of action or demands whatsoever, whether known or unknown at the present time, suspected or unsuspected, which Agent or any Lender ever had, now has, or claims to have against any of them arising in any way from or relating to any Loan Document or the transactions contemplated thereby and arising from the beginning of time through the date of this Amendment.

     (b) FOREIGN SUBSIDIARY RELEASE. Each Foreign Subsidiary now in existence releases and discharges Agent and each Lender and their officers, directors, employees, agents and attorneys (collectively, the "LENDER RELEASED PARTIES") from any and all obligations, indebtedness, liability, claims, rights, causes of action or demands whatsoever, whether known or unknown at the present time, suspected or unsuspected, which any ever had, now has, or claims to have against any Lender Released Party arising in any way from or relating to the Agreement, any other Loan Document or the transactions contemplated thereby and arising from the beginning of time through the date of this Amendment.

     (c) GENERAL PROVISIONS RELATING TO RELEASES. Agent, each Lender and each Foreign Subsidiary hereby represent that they have not assigned or transferred, or purported to assign or transfer to any person or entity, any of the obligations, indebtedness, liability, claims, rights, causes of action or demands released pursuant hereto (the "CLAIMS") or any portion thereof or interest therein and that it is the sole and rightful owner of any such Claims. The parties hereto understand and agree (i) that the consideration for the foregoing releases are contractual and not a mere recital; (ii) that neither this Amendment, nor any part hereof, shall be used or construed as an admission of liability on the part of any Foreign Subsidiary or any of the Lender Released Parties; (iii) that the foregoing releases are knowing and voluntary and are executed without reliance on any statement or representation concerning the nature or extent of any claims, damages or legal liability therefor; (iv) that each of Agent, each Lender and each Foreign Subsidiary has consulted with such attorneys, accountants, financial advisors, and other advisors as they have deemed necessary and appropriate in connection with the negotiation and execution of this Amendment and are fully aware of the legal and financial consequences of the execution of this Amendment.

     12. CONDITIONS PRECEDENT. This Amendment shall be effective upon the occurrence of each of the following:

          (a) FOURTH AMENDMENT. The execution of this Amendment by each of F.Y.I., the Agent, the Co-Agents, the Lenders and New Lender;

          (b) CONSENTS. The execution of a consent to this Amendment by each of the Loan Parties other than F.Y.I. in the form requested by the Agent, which, among other things, shall reaffirm the Guaranty and Security Agreement, if any, executed by each such Loan Party;

          (c) NOTE. A Note duly completed and executed by F.Y.I. and payable to the order of New Lender in the principal amount of its Commitment.

          (d) RESOLUTIONS. Resolutions of the board of directors of F.Y.I. certified by its Secretary or an Assistant Secretary or other analogous officer or representative which authorize the execution, delivery and performance by the Loan Parties of this Amendment and such other Loan Documents to be executed in connection herewith to which F.Y.I. or any other Loan Party is to be a party;

          (e) OFFICERS' CERTIFICATE. An officers' certificate of F.Y.I. certifying as to the incumbency and signature of each officer of the Loan Parties executing this Amendment and the other Loan Documents to be executed in connection herewith, as to no changes to such Loan Parties' articles or certificates of incorporation, other analogous constitutional documents, or bylaws since the copies thereof most recently certified and delivered to the Agent, and as to the continuing existence and good standing of each Loan Party, such certificate to be dated as of a current date and in form reasonably satisfactory to the Agent and its counsel;

          (f) PAYMENT OF FEES AND EXPENSES. F.Y.I. shall have paid all fees and expenses of or incurred by the Agent and its counsel to the extent billed on or before the date hereof and payable pursuant to this Amendment;

          (g) OPINIONS OF COUNSEL. A favorable opinion of Locke Liddell & Sapp LLP, counsel for the Loan Parties, in form and substance satisfactory to the Agent with respect to F.Y.I. and its Subsidiaries;

          (h) NEW LENDER COMMITMENT FEES. F.Y.I. shall have paid all fees and expenses to Agent on behalf of the New Lender as set forth in that certain fee letter dated as of November 10, 1999, between Agent and F.Y.I.; and

          (i) PROCEEDINGS SATISFACTORY. All matters and proceedings taken in connection with this Amendment and the other Loan Documents to be delivered in connection herewith shall be reasonably satisfactory to the Agent and its counsel.

     Borrower shall deliver, or cause to be delivered, to the Agent sufficient counterparts of each agreement, document or instrument to be received by the Agent under this SECTION 12 to permit the Agent to distribute a copy of the same to each Lender.

     13. REPRESENTATION AND WARRANTIES. F.Y.I. represents and warrants to the Agent and each Lender that:

          (a) the representations and warranties made by F.Y.I. in the Loan Documents, as the same are amended hereby, are true and correct at the time this Amendment is executed and delivered, except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specified date.
     F.Y.I. further represents and warrants to the Agent and the Lenders that: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of F.Y.I. and the other Loan Parties, as appropriate, and will not violate the articles of incorporation or bylaws of F.Y.I. or such other Loan Parties; (ii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default; and (iii) F.Y.I. is in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby; and

          (b) the Total Debt to EBITDA Ratio computed as of and for the twelve calendar month period most recently ended is equal to or less than 2.00 to 1.00.

     14. COSTS. F.Y.I. agrees to pay all reasonable costs incurred in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions preceding and contemplated by this Amendment including, without limitation, the reasonable fees and expenses of Jenkens & Gilchrist, P.C., counsel to the Agent.

     15.  MISCELLANEOUS.

          (a) HEADINGS. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

          (b) NO WAIVER. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege under the Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) EFFECT OF THIS AMENDMENT. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement, as amended by this Amendment.

          (d) GOVERNING LAW. EXCEPT TO THE EXTENT THAT THE CREDIT AGREEMENT EXPRESSLY PROVIDES OTHERWISE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

          (e) COUNTERPARTS. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall be construed as but one and the same Amendment.

          (f) NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS,

     REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                    (Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                       F.Y.I.:

                                       F.Y.I. INCORPORATED

                                       By: /s/ Timothy J. Barker
                                          ------------------------------------
                                           Timothy J. Barker
                                           Senior Vice President

                                       LENDERS:

Commitment:                            PARIBAS, as Agent and a Lender
$30,000,000
                                       By:    /s/ Clark C. King, III
                                          ------------------------------------
                                       Name:  Clark C. King, III
                                            ----------------------------------
                                       Title: Managing Director
                                             ---------------------------------

                                       By:    /s/ Michael C. Colias
                                          ------------------------------------
                                       Name:  Michael C. Colias
                                            ----------------------------------
                                       Title: Assistant Vice President
                                             ---------------------------------

Commitment:                            BANK OF AMERICA, N.A.,
$30,000,000                            successor by merger to
                                       NATIONSBANK, N.A.,
                                       as Co-Agent and a Lender

                                       By:    /s/ Curtis L. Anderson
                                          ------------------------------------
                                       Name:  Curtis L. Anderson
                                            ----------------------------------
                                       Title: Senior Vice President
                                             ---------------------------------

Commitment:                            BANK ONE, TEXAS, N.A.,
$30,000,000                            as Co-Agent and a Lender

                                       By:    /s/ Fred Points
                                          ------------------------------------
                                       Name:  Fred Points
                                            ----------------------------------
                                       Title: Vice President
                                             ---------------------------------

Commitment:                            TEXAS CAPITAL BANK,
$10,000,000                            NATIONAL ASSOCIATION, as a Lender

                                       By:    /s/ Russell Hartsfield
                                          ------------------------------------
                                       Name:  Russell Hartsfield
                                            ----------------------------------
                                       Title: Senior Vice President
                                             ---------------------------------

Commitment:                            WELLS FARGO BANK (TEXAS),
$25,000,000                            NATIONAL ASSOCIATION, as a Lender

                                       By:    /s/ Zach Johnson
                                          ------------------------------------
                                       Name:  Zach Johnson
                                            ----------------------------------
                                       Title: Assistance Vice President
                                             ---------------------------------

Commitment:                            SUNTRUST BANK, ATLANTA,
$25,000,000                            as a Lender and as New Lender

                                       By:    /s/ Daniel S. Komitor
                                          ------------------------------------
                                       Name:  Daniel S. Komitor
                                            ----------------------------------
                                       Title: Vice President
                                             ---------------------------------

     Each of the undersigned hereby consents and agrees to this Amendment, and each of the undersigned other than the Foreign Subsidiaries agrees that the Guaranty and the Security Agreements (if any) executed by such Loan Party shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its respective terms and agrees that the "Obligations," as defined in the Credit Agreement, shall include all indebtedness under the Credit Agreement as amended hereby.

                              LOAN PARTIES:

                              APS SERVICES ACQUISITION CORP.
                              ACADIAN CONSULTANTS CORP.
                              ADVANCED DIGITAL GRAPHICS, INC.
                              AMERICAN ECONOMICS GROUP ACQUISITION CORP.
                              AMERICAN ECONOMICS GROUP, INC.
                              ASSOCIATE RECORD TECHNICIAN SERVICES ACQUISITION
                                   CORP.
                              B&B (BALTIMORE-WASHINGTON) ACQUISITION CORP.
                              CH ACQUISITION CORP.
                              CALIFORNIA MEDICAL RECORD SERVICE
                                   ACQUISITION CORP.
                              CREATIVE MAILINGS, INC.
                              DATA ENTRY & INFORMATIONAL SERVICES ACQUISITION
                                   CORP.
                              DATA ENTRY & INFORMATIONAL SERVICES, INC.
                              DPAS ACQUISITION CORP.
                              DEBARI ASSOCIATES ACQUISITION CORP.
                              DELAWARE MAJOR ACQUISITION CORP.
                              DELIVEREX ACQUISITION CORP.
                              DELIVEREX SACRAMENTO ACQUISITION CORP.
                              DISC ACQUISITION CORP.
                              DOCTEX ACQUISITION CORP.
                              EAGLE LEGAL SERVICES ACQUISITION CORP.
                              ECONOMIC RESEARCH SERVICES, INC.
                              EDLE ENTERPRISES OF PUERTO RICO, INC.
                              F.Y.I. CORPORATE ACQUISITION CORP.
                              F.Y.I. DIRECT INC.
                              F.Y.I. HEALTHSERVE INCORPORATED
                              F.Y.I. IMAGE INC.
                              F.Y.I. INPUT INC.
                              F.Y.I. INTEGRATION SOLUTIONS INC.
                              F.Y.I. PRINT INC.

                              F.Y.I. RECORDS INC.
                              F.Y.I. STORAGE INC.
                              F.Y.I. INVESTMENTS, INC.
                              HEALTHSERVE V.C. CORP.
                              IMAGENT ACQUISITION CORP.
                              IMC MANAGEMENT, INC.
                              INFORMATION MANAGEMENT SERVICES ACQUISITION CORP. INFORMATION MANAGEMENT SERVICES, INC.
                              INPUT MANAGEMENT, INC.
                              LIFO MANAGEMENT, INC.
                              LEONARD ARCHIVES ACQUISITION CORP.
                              NET DATA SERVICES, LTD.
                              MANAGED CARE PROFESSIONALS ACQUISITION CORP.
                              MANAGED CARE PROFESSIONALS, INC.
                              MAVRICC MANAGEMENT SYSTEMS, INC.
                              MMS ESCROW AND TRANSFER AGENCY, INC.
                              MMS SECURITIES, INC.
                              MEDICOPY ACQUISITION CORP.
                              MICRO PUBLICATION SYSTEMS, INC.
                              MICROFILM DISTRIBUTION SERVICES, INC.
                              MICROFILMING SERVICES, INC.
                              MINNESOTA MEDICAL RECORD SERVICE
                                   ACQUISITION CORP.
                              NORTHERN MINNESOTA MEDICAL RECORD SERVICES
                                   ACQUISITION CORP.
                              PENINSULA RECORD MANAGEMENT, INC.
                              PERMANENT RECORDS MANAGEMENT, INC.
                              PMI IMAGING SYSTEMS ACQUISITION CORP.
                              PMI IMAGING SYSTEMS, INC.
                              QUALITY DATA CONVERSIONS ACQUISITION CORP.
                              QUALITY DATA CONVERSIONS, INC.
                              PREMIER ACQUISITION CORP.
                              QCS INET ACQUISITION CORP.
                              QUALITY COPY ACQUISITION CORP.
                              RAC (CALIFORNIA) ACQUISITION CORP.
                              RESEARCHERS ACQUISITION CORP.
                              ROBERT A. COOK ACQUISITION CORP.
                              RECORDEX ACQUISITION CORP.
                              RUST CONSULTING ACQUISITION CORP.
                              RUST CONSULTING, INC.
                              T.C.H. GROUP, INC.
                              TCH MAILHOUSE, INC.

                              THE RUST CONSULTING GROUP, INC.
                              ZIA INFORMATION ANALYSIS GROUP, INC. (formerly
                                   known as ZIA ACQUISITION CORP.)
                              ZIP SHRED CANADA ACQUISITION CORP.
                              ZIPSHRED, INC.

                              By:  /s/ Timothy J. Barker
                                   -------------------------------------------
                                   Timothy J. Barker, Authorized Officer for
                                   each of the corporations above

                              INPUT OF TEXAS, L.P. (formerly known as Input of
                                   Texas, Inc.)

                              By:  Input Management, Inc., its general partner

                                   By:  /s/ Timothy J. Barker
                                      ----------------------------------------
                                        Timothy J. Barker, Vice President

                              LIFO SYSTEMS, L.P. (formerly known as LIFO
                                   Systems, Inc.)

                              By:  LIFO Management, Inc., its general partner

                                   By:  /s/ Timothy J. Barker
                                      ----------------------------------------
                                        Timothy J. Barker, Vice President

                              PERMANENT RECORDS, L.P. (successor, by merger, to
                                   Texas Medical Record Service Acquisition
                                   Corp. and Permanent Records Acquisition
                                   Corp.)

                              By:  Permanent Records Management, Inc., its
                                   general partner

                                   By:  /s/ Timothy J. Barker
                                      ----------------------------------------
                                        Timothy J. Barker, Vice President

                              IMC, L.P.

                              By: IMC Management, Inc., its general partner

                                   By:  /s/ Timothy J. Barker
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                                        Timothy J. Barker, Vice President


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